# First Financial Northwest, Inc.

May 2023

Joseph W. Kiley III, President & CEO
Richard P. Jacobson, EVP, CFO & COO

# Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include, but are not limited to, the following: potential adverse impacts to economic conditions in our local market areas, other markets where the Company has lending relationships, or other aspects of the Company's business operations or financial markets, including, without limitation, as a result of employment levels, labor shortages and the effects of inflation, a potential recession or slowed economic growth caused by increasing political instability from acts of war including Russia's invasion of Ukraine, as well as increasing prices and supply chain disruptions, and any governmental or societal responses to new COVID-19 variants; the uncertain impacts of quantitative tightening and current and future monetary policies of the Federal Reserve; increased competitive pressures; changes in the interest rate environment; legislative and regulatory changes; and other factors described in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other reports filed with or furnished to the Securities and Exchange Commission that are available on our website at www.ffnwb.com and on the SEC's website at www.sec.gov.

***First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.***

# Senior Management Team

## *Nearly 34 Years Average Experience*

| Name | Title | Years with FFNWB | Years in Industry |
|---|---|---|---|
| **Joseph W. Kiley III** | President, Chief Executive Officer | 10 | 33 |
| **Richard P. Jacobson** | EVP, Chief Financial Officer and Chief Operating Officer | 9 | 37 |
| **Ronnie J. Clariza** | SVP, Chief Risk Officer (FFNWB) | 19 | 22 |
| **Dalen D. Harrison** | SVP, Chief Banking Officer (FFNWB) | 9 | 42 |
| **Simon Soh** | SVP, Chief Credit Officer (FFNWB) | 12 | 35 |

# Company Highlights

Holding Company: First Financial Northwest, Inc.

- IPO October 2007
- Nasdaq Global Select Market: FFNW
- All-time high: $21.81 (6/8/18) | All-time low: $3.24 (11/30/10)
- **Closing stock price: $10.12 (5/9/2023)**

Community Bank: First Financial Northwest Bank

- Organized in 1923 as a state savings and loan association
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed a mutual holding company in 2002
- **Converted to a Washington State-chartered commercial bank in 2016**

Market Area: Headquartered in Renton, Washington

- Western Washington along I-5 & I-405 corridors (outside Seattle)
- **Primary focus on King, Snohomish and Pierce counties**

# Key Financial Ratios

*Maintaining strong capital levels and excellent asset quality*

| | Quarter Ended | | | | |
|---|---|---|---|---|---|
| | Mar 31, 2023 | Dec 31, 2022 | Sep 30, 2022 | Jun 30, 2022 | Mar 31, 2022 |
| Performance Ratios [1] | | | | | |
| Return on assets | 0.57% | 0.86% | 1.06% | 0.79% | 0.93% |
| Return on equity | 5.31 | 8.04 | 9.88 | 7.11 | 8.33 |
| Equity-to-total assets | 10.14 | 10.67 | 10.64 | 10.78 | 11.15 |
| Net interest margin | 3.22 | 3.52 | 3.65 | 3.53 | 3.43 |
| Efficiency ratio | 75.44 | 65.84 | 66.80 | 72.62 | 70.96 |
| Noninterest expense/average total assets | 2.42 | 2.30 | 2.43 | 2.60 | 2.46 |
| Capital Ratios [2] | | | | | |
| Tier 1 leverage ratio | 10.24% | 10.31% | 10.43% | 10.53% | 10.51% |
| Total capital ratio | 15.59 | 15.62 | 15.49 | 15.47 | 15.33 |
| Asset Quality Ratios | | | | | |
| Nonperforming assets/total assets | 0.01% | 0.01% | 0.02% | 0.00% | 0.01% |
| ACL as a percent of total loans | 1.34 | 1.29 | 1.27 | 1.33 | 1.33 |
| Yields and Costs [1] | | | | | |
| Yield on loans | 5.56% | 5.19% | 4.77% | 4.41% | 4.36% |
| Cost of funds | 2.23 | 1.48 | 0.84 | 0.55 | 0.51 |

(1) Calculated on an annualized basis.
(2) First Financial Northwest Bank only.

# Consolidated Results

| | Quarter Ended | | | | |
|---|---|---|---|---|---|
| | **Mar 31, 2023** | **Dec 31, 2022** | **Sep 30, 2022** | **Jun 30, 2022** | **Mar 31, 2022** |
| | (Dollars in thousands, except per share data) | | | | |
| Net interest income | $ 11,256 | $ 12,468 | $ 12,717 | $ 11,824 | $ 11,368 |
| Provision (recapture of provision) for credit losses | 300 | 500 | (400) | -- | (500) |
| Net interest income after provision (recapture of) for loan losses | 10,956 | 11,968 | 13,117 | 11,824 | 11,868 |
| Total noninterest income | 665 | 695 | 778 | 961 | 789 |
| Total noninterest expense | 8,993 | 8,666 | 9,014 | 9,285 | 8,626 |
| Income before federal income tax provision | 2,628 | 3,997 | 4,881 | 3,500 | 4,031 |
| Federal income tax provision | 506 | 771 | 935 | 692 | 771 |
| Net income | $ 2,122 | $ 3,226 | $ 3,946 | $ 2,808 | $ 3,260 |
| | | | | | |
| Total assets | $ 1,574,271 | $ 1,502,916 | $ 1,484,311 | $ 1,454,768 | $ 1,415,054 |
| | | | | | |
| Book value per common share | $17.45 | $17.57 | $17.30 | $17.26 | $ 17.32 |
| Tangible book value per common share (1) | 17.30 | 17.41 | 17.14 | 17.09 | 17.15 |

(1) Tangible book value per share is a non-GAAP financial measure. Refer to the Appendix: Non-GAAP Financial Measures for a reconciliation to the nearest GAAP equivalent.

# Regional Economy

| Company | Square Feet Occupied [1] |
|---|---|
| amazon | 28.49 million |
| BOEING | 23.47 million |
| Microsoft | 13.54 million |
| COSTCO WHOLESALE | 4.63 million |
| Starbucks | 2.66 million |
| NORDSTROM | 2.54 million |
| wework | 2.07 million |
| Meta | 1.96 million |
| Google | 1.89 million |

*Largest Office Occupiers in the Seattle Metro Area as of August 2022*

*Includes office, industrial, flex and retail spaces, if any
Source: Office Occupiers, *Puget Sound Business Journal*, August 12-18, 2022

# Local Economy

## *"Renton's going to happen"*

*~ Puget Sound Business Journal, February 18, 2022*

Sounders FC to build a state-of-the-art training facility and office at the former Boeing commercial airplanes headquarters; slated to open in January 2024. *Seattle selected to host a 2026 World Cup match*

*Seattle-based Unico Properties is also planning around 3,000 units of multifamily housing on the property named for Longacres, the horse racing track previously located there from 1932 until the early 1990s*

**8,185** residential units planned or in development across Renton

*Joining the Seattle Seahawks whose 200,000 square-foot waterfront headquarters and practice facility opened in Renton in 2008*

UW Medicine leased a long-vacant, 197,000 square-foot former FAA building in Renton to house its Department of Laboratory Medicine and Pathology in June 2022

Blue Origin is reported to have leased nearly 100,000 square feet of office in a Lind Avenue Southwest building

*Bay West Development plans a 1,179-unit, three-building multifamily community with nearly 50,000 square feet of retail and commercial space at the former Fry's Electronics location over three phases beginning in 2024. If all three phases are realized, the project would be the largest mixed-use residential development in Renton history.*

Vulcan Real Estate on track to begin building a 385-unit apartment project on a long-held property in the Kennydale neighborhood in June 2023

# Market Area



Arlington
Camano
Smokey Point
Tulalip I.R.
Marysville
Lake Stevens
Everett
Puget Sound
Mukilteo
Mill Creek
Lynnwood
Clearview
Edmonds
522
Port Madison I.R.
Shoreline
Bothell
Woodinville
405
5
Kirkland
Redmond
Silverdale
3
Seattle
Bellevue
Sammamish
Bremerton
Mercer Island
90
Issaquah
509
Shorewood
Burien
Renton
18
SeaTac
Des Moines
Kent
167
Gig Harbor
Federal Way
Auburn
16
Tacoma
Shelton
University Place
Enumclaw

Puget Sound Region of Western Washington along I-5 & I-405 corridors (outside Seattle)

Primary focus on King, Snohomish, Pierce and, to a lesser extent, Kitsap counties

*Suburban Strategy – Surround Seattle and Bellevue Proper*

# Office Experience

*Cost-Efficient,*
*Technology-Centered*
*Branch Concept*





First Financial
Northwest Bank

innovative


First Financial
Northwest Bank

First Financial
Northwest Bank

Edmonds
Arts & Culture Calendar

# Deposit Composition

*Excludes bank-owned and brokered deposits**

## 3/31/2023



$21.9 M
2.1%
$197.0 M
19.0%
$332.9 M
32.2%
$483.9 M
46.7%
CDs
MMAs
Checking
Savings

**Total Deposits: $1.23B**

## 3/31/2022



$23.4 M
2.1%
$230.4 M
20.2%
$277.2 M
24.3%
$609.1 M
53.4%
CDs
MMAs
Checking
Savings

**Total Deposits: $1.14B**

## 3/31/2021



$20.5M
1.8%
$228.5M
20.1%
$384.0M
33.9%
$500.6M
44.2%
CDs
MMAs
Checking
Savings

**Total Deposits: $1.13B**

## 12/31/2012



$22.1M
3.3%
$18.3M
2.8%
$161.7M
24.3%
$463.7M
69.6%
CDs
MMAs
Checking
Savings

**Total Deposits: $665.8M**

*Brokered deposits were $191.4M at March 31, 2023; none at March 31, 2022, and March 31, 2021; and $124.9M at December 31, 2022.

# Checking Deposits

*Expansion strategy supports growth in lower-cost deposits*


In thousands
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Initiated branch expansion strategy with Mill Creek office in 2015
2012
$22,098
$6,154
$15,944
2013
$36,090
$10,619
$25,471
2014
$35,106
$14,354
$20,752
2015
$45,653
$29,392
$16,261
2016
$51,954
$33,422
$18,532
2017
$83,658
$45,434
$38,224
2018
$86,187
$46,108
$40,079
2019
$118,746
$52,849
$65,897
2020
$199,467
$91,285
$108,182
2021
$215,658
$117,751
$97,907
2022
$216,576
$119,944
$96,632
Q1 2023
$196,963
$110,780
$86,183
Interest-bearing demand deposits
Noninterest-bearing demand deposits

# Deposit Breakdown

*Excludes bank-owned and brokered deposits*



In millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$764
$58
$189
$517
$841
$50
$235
$556
$938
$88
$292
$558
$1,093
$166
$375
$552
$1,157
$107
$470
$580
$1,045
$64
$477
$504
$1,036
$64
$479
$493
2017
2018
2019
2020
2021
2022
YTD 2023
Retail
Business
Commercial*

*Deposit accounts with an associated commercial loan.

# Expansion Strategy

| Branch type | Number | Year(s) opened | Deposits (in thousands) | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | | | 3/31/2023 | 12/31/2022 | 12/31/2021 | 12/31/2020 | 12/31/2019 | 12/31/2018 | 12/31/2017 |
| Legacy | 1 | 1923 | $ 575,670 | $ 579,068 | $ 674,624 | $ 668,335 | $ 643,363 | $ 616,125 | $ 597,732 |
| *De Novo* | 10 | 2015 – 2021 | 275,182 | 278,044 | 310,278 | 283,683 | 209,457 | 144,153 | 93,262 |
| Acquired* | 4 | 2017 | 184,862 | 188,042 | 172,572 | 141,615 | 86,242 | 80,929 | 73,020 |
| **Deposits** | **15** | | **$ 1,035,714** | **$ 1,045,154** | **$ 1,157,474** | **1,093,633** | **939,062** | **841,207** | **764,014** |
| Brokered Deposits | – | | 191,414 | 124,886 | – | – | 94,472 | 97,825 | 75,488 |
| **Total Deposits** | | | **$ 1,227,128** | **$ 1,170,040** | **$ 1,157,474** | **$ 1,093,633** | **$ 1,033,534** | **$ 939,032** | **$ 839,502** |

*Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustment of $3,000 at December 31, 2021; $12,000 at December 31, 2020; $28,000 at December 31, 2019; $58,000 at December 31, 2018; and $107,000 at December 31, 2017.

# Office Expansion Strategy

| Location | County | Type | Opened | Deposits (in thousands) | | | | |
|---|---|---|---|---|---|---|---|---|
| | | | | 3/31/2023 | 12/31/2022 | 9/30/2022 | 6/30/2022 | 3/31/2022 |
| Renton | King | HQ | 1923 | $ 575,670 | $ 579,068 | $ 607,825 | $ 634,160 | $ 666,409 |
| Mill Creek | Snohomish | *De Novo* | Q3 2015 | 29,384 | 32,398 | 39,937 | 38,370 | 37,714 |
| Edmonds | Snohomish | *De Novo* | Q1 2016 | 62,322 | 65,245 | 67,048 | 82,513 | 78,512 |
| The Landing Renton | King | *De Novo* | Q3 2016 | 25,779 | 27,568 | 31,476 | 32,397 | 34,632 |
| Crossroads/Bellevue | King | *De Novo* | Q2 2017 | 62,015 | 60,399 | 65,217 | 79,463 | 84,099 |
| Woodinville | King | Acquired | Q3 2017 | 31,710 | 33,497 | 37,268 | 36,521 | 34,378 |
| Clearview/Snohomish | Snohomish | Acquired | Q3 2017 | 37,547 | 39,654 | 42,558 | 40,460 | 38,532 |
| Lake Stevens | Snohomish | Acquired | Q3 2017 | 52,130 | 52,055 | 56,953 | 52,850 | 47,766 |
| Smokey Point/Arlington | Snohomish | Acquired | Q3 2017 | 63,475 | 62,836 | 39,897 | 40,986 | 42,904 |
| Bothell | King | *De Novo* | Q2 2018 | 12,115 | 11,880 | 13,387 | 13,829 | 14,163 |
| Kent | King | *De Novo* | Q1 2019 | 40,678 | 40,396 | 41,614 | 35,380 | 31,010 |
| Kirkland | King | *De Novo* | Q4 2019 | 19,969 | 19,521 | 16,830 | 16,997 | 16,103 |
| University Place | Pierce | *De Novo* | Q1 2020 | 7,219 | 6,914 | 6,542 | 5,487 | 3,977 |
| Gig Harbor | Pierce | *De Novo* | Q4 2020 | 3,905 | 3,191 | 3,079 | 3,472 | 2,682 |
| Issaquah | King | *De Novo* | Q1 2021 | 11,796 | 10,529 | 10,268 | 13,307 | 7,220 |
| Brokered Deposits | | | | 191,414 | 124,886 | 69,537 | 53,277 | – |
| | | | **Total** | **$ 1,227,128** | **$ 1,170,040** | **$ 1,149,436** | **$ 1,179,469** | **$ 1,140,101** |

# Systems to Support Network

fiserv.

## Core Processing Platform

- DNA
- Commercial Center
- Architect

## Digital Partners Deployed With Current Infrastructure

| Partner | Functionality | Implemented |
|---|---|---|
| Raisin | Online account opening and marketing | 2023 |
| SecureNow | Real time fraud alerts | 2020 |
| Falcon | Real time fraud alerts | 2020 |
| DocuSign | Internal/external customer digital signatures | 2020 |
| FI Vision | Automated online account opening | 2019 |
| Zelle | Peer to peer transfers | 2019 |
| Notifi | Real time push notifications | 2019 |
| Plaid | ID/account verification | 2019 |
| Card Access | Mobile control for card activity | 2019 |
| Credit Savvy | Credit score access | 2019 |

# Noninterest Expense to Average Total Assets

*Paused expansion to focus on growing relationships and improving efficiency through existing branch network*


2.44%
2.33%
2.49%
2.48%
2.28%
2.24%
2.40%
2.51%
2.33%
2.26%
2.46%
2.36%
2.31%
2.30%
2.42%
2.46%
2.60%
2.43%
2.30%
2.42%
Washington State median = 2.57%*
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023

*The median overhead to average assets for FDIC-insured institutions headquartered in Washington state.
Source: FDIC State Profile – Washington, Fourth Quarter 2022.

# Interest Rate Risk Management

| Interest Rate Simulation Impact on Net Interest Income at March 31, 2023 | | |
|---|---|---|
| Basis Point Change in Rates | Net Interest Income | % Change |
| | (Dollars in thousands) | |
| +300 | $41,177 | (5.86)% |
| +200 | 42,011 | (3.96) |
| +100 | 42,967 | (1.77) |
| Base | 43,742 | – |
| (100) | 45,219 | 3.38 |
| (200) | 45,274 | 3.50 |
| (300) | 44,364 | 1.42 |

| Interest Rate Simulation Impact on Net Interest Income at September 30, 2016 | | |
|---|---|---|
| Basis Point Change in Rates | Net Interest Income | % Change |
| | (Dollars in thousands) | |
| +300 | $31,389 | (9.81)% |
| +200 | 32,553 | (6.46) |
| +100 | 33,734 | (3.07) |
| Base | 34,802 | – |
| (100) | 35,465 | 1.91 |

NOTE: These tables illustrate the estimated change in our net interest income over the next 12 months from March 31, 2023, and September 30, 2016, respectively, that would occur in the event of an immediate change in interest rates equally across all maturities, with no effect given to any steps the company might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events but is used as a tool for measuring potential risk. See associated Form 10-K or Form 10-Q for the various assumptions used in this modeling.

# Total Loan Portfolio

## 3/31/2023

Net loans receivable $1.18B


Foreign national loans account for over 20% of 1-4 Family
CRE
$409.0 M
34.1%
1-4 Family
$484.3 M
40.3%
PPP
$0.7 M
0.1%
Business & Consumer
$99.1 M
8.3%
Multifamily
$143.4 M
11.9%
Construction/Land
$64.0 M
5.3%

Concentrations of credit*

Construction loans as % of total capital – **44.9%**

Non-owner occupied commercial real estate as % of total capital – **347.7%**

*Concentration of credit percentages are for First Financial Northwest Bank only using classifications in accordance with FDIC regulatory guidelines.

12/31/2022

Net loans receivable $1.17B


CRE
$407.9 M
34.4%
1-4 Family
$475.8 M
40.3%
PPP
$0.8 M
0.1%
Business & Consumer
$92.6 M
7.9%
Multifamily
$126.9 M
10.7%
Construction/Land
$78.1 M
6.6%

3/31/2022

Net loans receivable $1.12B


CRE
$417.0 M
36.7%
1-4 Family
$412.2 M
36.3%
PPP
$5.2 M
0.5%
Business & Consumer
$74.8 M
6.5%
Multifamily
$152.9 M
13.4%
Construction/Land
$74.7 M
6.6%

# Loan Production

## YTD 2023

*Excludes purchased and participation loans*


Construction/Land
$9.8 M
21.2%
Multifamily
$1.1 M
2.4%
Business &
Consumer
$5.0 M
10.7%
CRE
$13.1 M
28.1%
1-4 Family
$17.4 M
37.6%

Loan Originations: $46.4M

# Loan Maturities and Repricing

## 3/31/2023


Adjustable Rate Loans
$743.5 M
61.9%
Fixed Rate Loans
$457.3 M
38.1%

Total Loans: $1.20Bn

| Adjustable Rate Loans | | |
|---|---|---|
| **Term to Rate Adjustment** | **Principal Balance** | **Percent** |
| Due within one year | $339.4M* | 45.6% |
| After one year through 3 years | $81.0M | 10.9% |
| After 3 years through 5 years | $216.3M | 29.1% |
| After 5 years through 10 years | $106.8M | 14.4% |
| Thereafter | -- | -- |
| Total | $743.5M | 100.0% |

*Includes $159.5 million of prime based loans and $110.0 million in loans that adjust monthly based on LIBOR.

| Fixed Rate Loans | | |
|---|---|---|
| **Term to Maturity** | **Principal Balance** | **Percent** |
| Due within one year | $14.4M | 3.2% |
| After one year through 3 years | $59.3M | 13.0% |
| After 3 years through 5 years | $53.4M | 11.7% |
| After 5 years through 10 years | $115.0M | 25.1% |
| Thereafter | $215.2M | 47.0% |
| Total | $457.3M | 100.0% |

# Nonperforming Loans & Assets



0.19%
0.19%
0.19%
0.18%
0.19%
0.18%
0.18%
0.17%
0.00%
0.03%
0.00%
0.00%
0.02%
0.01%
0.00%
0.02%
0.02%
0.02%
0.01%
0.02%
0.01%
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Nonperforming loans as a percent of total loans
Nonperforming assets as a percent of total assets

# Historical Industry Annual Net Charge-Off Rates


5.8%
-0.2%
5.8%
3.5%
3.1%
2.9%
2.7%
1.9%
1.6%
1.8%
1.0%
1.3%
1.3%
0.5%
0.1%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q3 22

| | Multi-Family | CRE Loans | C&I Loans | C&D Loans | HELOCs |
|---|---|---|---|---|---|
| Annual Net Charge-Off Rates (1990 - 2021) | 0.31% | 0.34% | 0.89% | 0.97% | 0.53% |

Source: Compiled from FDIC Quarterly Banking Profiles statistics

# Stock Ownership Summary

## *Approximately 40% Institutional / 3% Insider Ownership*

| Top 20 Institutions | Position | Pos Change | % O/S | Mkt Val | Date | Source |
|---|---|---|---|---|---|---|
| Dimensional Fund Advisors, L.P. | 788,930 | -800 | 8.64% | 11,818,171 | 12-31-2022 | 13F |
| Renaissance Technologies LLC | 532,210 | -16,272 | 5.83% | 7,972,506 | 12-31-2022 | 13F |
| The Vanguard Group, Inc. | 342,145 | 155 | 3.75% | 5,125,332 | 12-31-2022 | 13F |
| BlackRock Institutional Trust Company, N.A. | 300,999 | -1,716 | 3.30% | 4,508,965 | 12-31-2022 | 13F |
| AllianceBernstein L.P. | 227,749 | 15,151 | 2.50% | 3,411,680 | 12-31-2022 | 13F |
| Strategic Value Bank Partners LLC | 192,851 | 21,093 | 2.11% | 2,888,908 | 12-31-2022 | 13F |
| BHZ Capital Management, LP | 165,732 | -400 | 1.82% | 2,482,665 | 12-31-2022 | 13F |
| BlackRock Financial Management, Inc. | 146,386 | -3,857 | 1.60% | 2,192,862 | 12-31-2022 | 13F |
| Greenwich Investment Management, Inc. | 133,711 | -2,016 | 1.46% | 2,002,991 | 12-31-2022 | 13F |
| Bridgeway Capital Management, LLC | 99,752 | 0 | 1.09% | 1,494,285 | 12-31-2022 | 13F |
| Brandywine Global Investment Management, LLC | 92,907 | 0 | 1.02% | 1,391,747 | 12-31-2022 | 13F |
| Geode Capital Management, L.L.C. | 78,737 | 189 | 0.86% | 1,179,480 | 12-31-2022 | 13F |
| BlackRock Investment Management (UK) Ltd. | 75,331 | -248 | 0.83% | 1,128,458 | 12-31-2022 | 13F |
| Mariner Wealth Advisors | 70,989 | 88 | 0.78% | 1,063,415 | 12-31-2022 | 13F |
| Acadian Asset Management LLC | 70,749 | 0 | 0.78% | 1,059,820 | 12-31-2022 | 13F |
| Newton Investment Management North America, LLC | 42,700 | 0 | 0.47% | 639,646 | 12-31-2022 | 13F |
| Goldman Sachs & Company, Inc. | 33,170 | 13 | 0.36% | 496,887 | 12-31-2022 | 13F |
| Arbiter Partners Capital Management, LLC | 30,000 | 0 | 0.33% | 449,400 | 12-31-2022 | 13F |
| Baird Investment Management | 29,575 | -1,000 | 0.32% | 443,034 | 12-31-2022 | 13F |
| Seizert Capital Partners, L.L.C. | 29,421 | -8,682 | 0.32% | 440,727 | 12-31-2022 | 13F |
| **Top 10 Insiders** | **Position** | **Pos Change** | **% O/S** | **Mkt Val** | **Date** | **Source** |
| First Financial Northwest Foundation | 877,882 | -23,882 | 9.62% | 13,150,672 | 12-31-2022 | 13D |
| First Financial Northwest, Inc. ESOP | 821,432 | -24,538 | 9.00% | 12,305,051 | 12-31-2022 | 13G |
| Kiley Joseph W III | 170,673 | 0 | * | 2,532,787 | 04-11-2022 | Proxy |
| Jacobson Richard P | 140,763 | 0 | * | 2,088,923 | 06-09-2022 | Form 4 |
| Soh Simon | 112,655 | -50,000 | * | 1,671,800 | 09-08-2022 | Form 4 |
| Lee Joann E | 101,832 | 2,222 | * | 1,511,187 | 09-27-2022 | Form 4 |
| Clariza Ronnie J | 74,923 | 0 | * | 1,111,857 | 04-11-2022 | Proxy |
| Harrison Dalen D | 56,016 | 0 | * | 831,277 | 04-11-2022 | Proxy |
| Riccobono Richard M | 23,693 | 2,222 | * | 351,604 | 09-27-2022 | Form 4 |
| Molvar Roger H | 15,535 | 2,222 | * | 230,539 | 09-27-2022 | Form 4 |

Source: Nasdaq, SEC Edgar Filings and company reports.

*Less than 2% of shares outstanding

**Blackrock, Inc. reported an aggregate of 543,811 shares, 6.0% of outstanding shares, beneficially owned by subsidiaries as of December 31, 2022.

# Total Return – FFNW vs. KRX



12/31/2012 to 5/9/2023
220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
(20%)
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21
Jun-21
Sep-21
Dec-21
Mar-22
Jun-22
Sep-22
Dec-22
Mar-23
+86%
+69%
KRX (+86%)
FFNW (+69%)

Source: S&P Global

Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method.

Note II: The total return of the KRX is calculated by using the median total return of all constituents.

# FFNW Historical Share Repurchase



2013
Shares Rep.: 2,728,018
Shares Rep. / ADTV: 47.9x
2014
Shares Rep.: 1,594,033
Shares Rep. / ADTV: 34.4x
2015
Shares Rep.: 1,521,817
Shares Rep. / ADTV: 38.5x
2016
Shares Rep.: 2,864,389
Shares Rep. / ADTV: 64.7x
2017
Shares Rep.: 326,800
Shares Rep. / ADTV: 11.3x
2018
Shares Rep.: 203,900
Shares Rep. / ADTV: 7.9x
2019
Shares Rep.: 479,052
Shares Rep. / ADTV: 31.5x
2020
Shares Rep.: 544,626
Shares Rep. / ADTV: 23.2x
2021
Shares Rep.: 704,950
Shares Rep. / ADTV: 54.1x
2022
Shares Rep.: 84,981
Shares Rep. / ADTV: 13.3x
Discount to Tangible Book Value
Discount to VWAP
Discount to Tangible Book Value
Shares Repurchased (mm)
12.0
10.0
8.0
6.0
4.0
2.0
0.0
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
Stock Price
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Prior Shares Repurchased
New Shares Repurchased
Stock Price

| Year | Shares Repurchased | Repurchase Price ($) | TBVPS ($) | Yearly VWAP ($) | Prem. / (Disc.) to Yearly VWAP (%) | Shares Rep. / ADTV (x) | Price / TBVPS (x) |
|---|---|---|---|---|---|---|---|
| 2013 | 2,728,018 | $10.30 | $11.25 | $9.73 | 5.8% | 47.9x | 0.92x |
| 2014 | 1,594,033 | $11.00 | $11.96 | $10.78 | 2.1% | 34.4x | 0.92x |
| 2015 | 1,521,817 | $12.25 | $12.40 | $12.32 | (0.6)% | 38.5x | 0.99x |
| 2016 | 2,864,389 | $14.08 | $12.63 | $14.75 | (4.5)% | 64.7x | 1.11x |
| 2017 | 326,800 | $15.99 | $13.07 | $17.75 | (9.9)% | 11.3x | 1.22x |
| 2018 | 203,900 | $15.43 | $14.17 | $17.71 | (12.9)% | 7.9x | 1.09x |
| 2019 | 479,052 | $15.42 | $15.07 | $14.99 | 2.9% | 31.5x | 1.02x |
| 2020 | 544,626 | $10.44 | $15.88 | $9.89 | 5.6% | 23.2x | 0.66x |
| 2021 | 704,950 | $16.11 | $17.13 | $15.07 | 6.9% | 54.1x | 0.94x |
| 2022 | 84,981 | $16.43 | $17.41 | $15.96 | 2.9% | 13.3x | 0.94x |

Note: Daily closing volume weighted average price and TBVPS for the year indicated, except YTD which reflects most recent period reported.
Source: S&P Global and Company documents as of 12/31/2022.

# Community Involvement

| Top CRA Hour Recipients in 2022 |
|---|
| Habitat for Humanity |
| Arlington Food Bank |
| Salvation Army |
| Renton High School / Financial Literacy |
| Dignity for Divas |
| Lake Stevens Food Bank |
| Junior Achievement |
| Hope Creek Charitable Foundation |
| Money Matters Mentoring |
| Christian Church Homes |

*In 2021, the Bank achieved an "Outstanding" rating on its Community Reinvestment Act performance*

**In 2022 . . .**

**> Over 80% of all employees had volunteer hours**

**> 1,167 CRA-eligible volunteer hours**

**> 62 employees volunteered at local food banks**

**> 47 employees participated in Habitat for Humanity Builds**

**> 13 employees taught financial literacy classes at Renton High School**


First Financial
Northwest Bank
432
First Financial
Northwest Bank

# Thank You

# APPENDIX: Non-GAAP Financial Measures

# Non-GAAP Financial Measures

In addition to financial results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this presentation contains non-GAAP financial measures that include tangible equity, tangible assets, tangible book value per share, and the tangible equity ratio. The Company believes that these non-GAAP financial measures and ratios as presented are useful for both investors and management to understand the effects of certain items and provides an alternative view of the Company's performance over time and in comparison to the Company's competitors.

Non-GAAP financial measures have limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation and are not a substitute for other measures in this presentation that are presented in accordance with GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

The following tables provide a reconciliation between the GAAP and non-GAAP measures:

| | Quarter Ended | | | | |
|---|---|---|---|---|---|
| | Mar 31, 2023 | Dec 31, 2022 | Sep 30, 2022 | Jun 30, 2022 | Mar 31, 2022 |
| | (Dollars in thousands, except per share data) | | | | |
| Tangible equity to tangible assets and tangible book value per share: | | | | | |
| Total stockholders' equity (GAAP) | $ 159,645 | $ 160,360 | $ 157,890 | $ 156,896 | $ 157,757 |
| Less: | | | | | |
| Goodwill | 889 | 889 | 889 | 889 | 889 |
| Core deposit intangible, net | 516 | 548 | 582 | 616 | 650 |
| Tangible equity (Non-GAAP) | $ 158,240 | $ 158,923 | $ 156,419 | $ 155,391 | $ 156,218 |
| Total assets (GAAP) | $ 1,574,271 | $ 1,502,916 | $ 1,484,311 | $ 1,454,768 | $ 1,415,054 |
| Less: | | | | | |
| Goodwill | 889 | 889 | 889 | 889 | 889 |
| Core deposit intangible, net | 516 | 548 | 582 | 616 | 650 |
| Tangible assets (Non-GAAP) | $ 1,572,866 | $ 1,501,479 | $ 1,482,840 | $ 1,453,263 | $ 1,413,515 |
| Common shares outstanding at period end | 9,148,086 | 9,127,595 | 9,127,595 | 9,091,533 | 9,107,977 |
| Equity-to-assets ratio (GAAP) | 10.14% | 10.67% | 10.64% | 10.78% | 11.15% |
| Tangible equity-to-tangible assets ratio (Non-GAAP) | 10.06 | 10.58 | 10.55 | 10.69 | 11.05 |
| Book value per common share (GAAP) | $ 17.45 | $ 17.57 | $ 17.30 | $ 17.26 | $ 17.32 |
| Tangible book value per share (Non-GAAP) | 17.30 | 17.41 | 17.14 | 17.09 | 17.15 |